EXHIBIT 21
                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF DECEMBER 31, 2001

Subsidiary companies of the Registrant are listed below.
                                                                 State or
                                                               Sovereign Power
           Name of Subsidiary                                  of Incorporation
           ------------------                                  ----------------

Subsidiaries included in the Registrant's consolidated financial statements

  Adam Opel Aktiengesellschaft.................................Germany
    Adam Opel Unterstuetzungskasse GmbH........................Germany
    Autohaus am Nordring GmbH, Berlin..........................Germany
    Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
      Object Kuno 65 KG........................................Germany
    Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
      Object Leo 40 KG.........................................Germany
    Edmund Becker und Co. AG...................................Germany
    GM Europe GmbH.............................................Germany
      GM Locomotive Group India Private Limited................India
    General Motors CIS.........................................Russia
    General Motors GmbH & Co. OHG..............................Germany
    General Motors Poland Spolka, zo.o.........................Poland
    Opel-Automobilwerk Eisenach-PKW GmbH.......................Germany
    Opel Bank GmbH.............................................Germany
      Opel Leasing GmbH........................................Germany
    Opel Finance Holding GmbH..................................Germany
    OPEL Guangzhou Precision Machining Co. Ltd.................China
    Opel Hellas, S.A...........................................Greece
    Opel Hungary Consulting Service Limited Liability Company..Hungary
    Opel International GmbH....................................France
    Opel Live GmbH.............................................Germany
    Opel Performance Center GmbH...............................Germany
    Opel Polen GmbH............................................Germany
    Opel Restrukturierungsgesellschaft mbH.....................Germany
    Opel Southeast Europe Automotive Distribution Limited
      Liability Company .......................................Hungary
    Opel Special Vehicles GmbH.................................Germany
    Opel Turkiye Limited Sirketi...............................Turkey
  Aisin GM Allison Co., Ltd....................................Japan
  Annunciata Corporation.......................................Delaware
  Argonaut Holdings, Inc.......................................Delaware
  Auto Lease Payment Corporation...............................Cayman Islands
    North American New Cars, Inc...............................Delaware
  Automotive Air Charter, Inc..................................Delaware
  Chevrolet Sociedad Anonima de Ahorro para Fines Determinados.Argentina
  Controladora General Motors, S.A. de C.V. ...................Mexico
    Electro-Motive de Mexico, S.A. de C. V. ...................Mexico
    General Motors de Mexico, S. de R.L. de C.V. ..............Mexico
    GMAC Holding S.A. de C.V...................................Mexico
    Sistemas Para Automotores de Mexico, S.A. de C.V. .........Mexico
  Convesco Vehicle Sales GmbH..................................Germany
  Dealership Liquidations, Inc.................................Delaware
  Doraville Bond Corporation...................................Delaware
  Electro-Motive Maintenance Operations Pty Ltd. ..............Australia
  EL-MO Leasing II Corporation.................................Delaware
  EL-MO Leasing III Corporation................................Delaware
  El-Mo-Mex, Inc...............................................Delaware
    Edmun, Inc.................................................Canada
  EMD Holding Corporation......................................Delaware
  Environmental Corporate Remediation Company, Inc.............Delaware
  Fiat GM Powertrain Ltda......................................Brazil
    GM Powertrain Ltda.........................................Brazil
    Opel Powertrain GmbH.......................................Germany
    Opel Powertrain Holding B.V................................Netherlands
  GMAC Auto Lease Payment Corp.................................Cayman Islands

                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES
                                                                  State or
                                                               Sovereign Power
           Name of Subsidiary                                  of Incorporation
           ------------------                                  ----------------

  GM Auslandsprojekte GmbH.....................................Germany
  GM Automotive Services Belgium...............................Belgium
  GM Auto Receivables Co. .....................................Delaware
  GM Automotive UK Limited.....................................England
  GM Credit AB.................................................Sweden
  GMC Truck Motors Development Corporation.....................Delaware
  GM-DI Leasing Corporation....................................Delaware
  GM-Fiat Worldwide Purchasing Opel Hungary Limited Liability
    Company Ltd................................................Hungary
  GM Imports & Trading Ltd.....................................Bermuda
    GM International Sales Ltd.................................Cayman Islands
  GM Plats (Proprietary ) Limited..............................South Africa
  General International Limited................................Bermuda
  General Motors Acceptance Corporation........................Delaware
    AccuTel, Inc...............................................Delaware
    Bankruptcy Solutions, Inc..................................Delaware
    Basic Credit Holding Company, L.L.C........................Delaware
      Nuvell Credit Corporation................................Delaware
      Nuvell Financial Services Corp...........................Delaware
      Saab Financial Services Corporation......................Delaware
    Capital Auto Receivables, Inc. ............................Delaware
    Facilities Real Estate LLC.................................Delaware
    GMAC, a.s. ................................................Czech Republic
    GMAC Arrendamiento S.A. de C.V.............................Mexico
    GMAC, Australia (Finance) Limited..........................Australia
    GMAC Bank GbmH.............................................Austria
    GMAC Bank Polska S.A.......................................Poland
    GMAC Banque S.A............................................France
      GMAC Bank Hungary Rt.....................................Hungary
    GMAC Business Credit, L.L.C................................Delaware
    GMAC Comercial Automotriz Chile S.A. ......................Chile
      GMAC Automotriz Limitada.................................Chile
    GMAC Commercial Corporation................................Delaware
    GMAC Commercial Credit LLC.................................New York
      Commercial Credit Land One LLC...........................New York
      Commercial Credit Land Two LLC...........................New York
      Commercial Credit Land Three LLC.........................New York
      GMAC Commercial Credit (HK) Limited......................Hong Kong
    GMAC Commercial Credit Corporation-Canada/Societe De Credit
      Commercial GMAC-Canada...................................Canada
    G.M.A.C. Comercio e Aluguer de Veiculos, Lta...............Portugal
    GMAC Compania Financiera S.A...............................Argentina
    GMAC del Ecuador S.A.......................................Ecuador
    GMAC d.o.o.................................................Croatia
    GMAC d.o.o.................................................Slovenia
    GMAC Insurance Holdings, Inc...............................Delaware
      CoverageOne Corporation / Societe Protection Premiere....Canada
      CoverageOne, Inc.........................................Delaware
      CoverageOne Purchasing Group, Inc........................Michigan
      GMAC RE Corp.............................................Delaware
      GMAC Risk Services, Inc,.................................Delaware
      GMAC Securities Corporation, Inc.........................Delaware
      GMAC Service Agreement Corporation.......................Michigan
      GM Motor Club, Inc.......................................North Carolina
      Integon Corporation......................................Delaware
      Motors Insurance Corporation ............................Michigan
      MRP Service Agreement Corporation........................Michigan
      SmartCoverage Insurance Agency Inc.......................Canada
      Trinity General Agency, Inc..............................Texas
      Universal Warrenty Corporation...........................Michigan
    GMAC International Corporation.............................Delaware
    GMAC International Finance B.V.............................Netherlands

                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES
                                                                   State or
                                                               Sovereign Power
           Name of Subsidiary                                  of Incorporation
           ------------------                                  ----------------

    GMAC Italia Leasing S.p.A. ................................Italy
    GMAC Lease B.V.............................................Netherlands
    GMAC Leasing Corporation ..................................Delaware
      Patlan Corporation ......................................Delaware
    GMAC Leasing Holding GmbH..................................Austria
      GMAC Leasing GmbH........................................Austria
    GMAC Mexicana, S.A. de C.V. Sociedad Financiera de Objeto
      Limitado Filial..........................................Mexico
    GMAC Mortgage Group, Inc...................................Michigan
      GMAC Commercial Holding Corp.............................Nevada
      GMAC Mortgage Holdings, Inc. ............................Delaware
      GMAC Residential Holding Corp............................Nevada
      GMAC-RFC Holding Corp. ..................................Michigan
      HELM Company, LLC........................................Delaware
    GMAC Sverige AB............................................Sweden
    GMAC Taiwan, Inc...........................................Delaware
      Standard Leasing Motors..................................Taiwan
    GMAC-TCFC Finance Limited..................................India
    General Motors Acceptance Corporation, Australia...........Delaware
      Holden National Leasing Limited..........................Australia
    General Motors Acceptance Corporation of Canada, Limited...Canada
      GMAC Leaseco Limited.....................................Canada
    General Motors Acceptance Corporation, Colombia S.A. ......Delaware
      G.M.A.C. Financiera de Colombia S.A. Compania de
        Financiamiento Comercial...............................Colombia
    General Motors Acceptance Corporation, Continental.........Delaware
      GMAC Finansiering A/S....................................Denmark
      GM Finance HB............................................Sweden
    General Motors Acceptance Corporation Hungary Commercial
      Limited Liability Company................................Hungary
    General Motors Acceptance Corporation Italia S.p.A. .......Italy
    General Motors Acceptance Corporation Nederland N.V. ......Netherlands
      GMAC Espana, Sociedad Anonima de Financiacion, E.F.C.....Spain
    General Motors Acceptance Corporation, North America.......Delaware
    General Motors Acceptance Corporation (N.Z.) Limited.......New Zealand
    General Motors Acceptance Corporation de Portugal -
      Servicos Financeiros, S.A................................Portugal
    General Motors Acceptance Corporation, South America.......Delaware
      General Motors Acceptance Corporation de Venezuela, C.A..Venezuela Servicios, Representacion y Asesoramiento de Personal
        Persoserv S.A..........................................Ecuador
    General Motors Acceptance Corporation Suisse S.A. .........Switzerland
    General Motors Acceptance Corporation (Thailand) Limited...Thailand
    Lease Auto Receivables, Inc................................Delaware
    Master Lease Austria GmbH..................................Germany
    On:Line Finance Holdings Limited...........................England
      Arros Finance Limited....................................England
      On:Line Finance Limited..................................England
    P.T. GMAC Lippo Finance*...................................Indonesia
    SA Holding One LLC.........................................Delaware
    SA Holding Two LLC.........................................Delaware
    Servicios GMAC S.A. de C.V.................................Mexico
    Wholesale Auto Receivables Corporation.....................Delaware


* Joint Venture Partnership

                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                                                                   State or
                                                               Sovereign Power
           Name of Subsidiary                                  of Incorporation
           ------------------                                  ----------------

  General Motors Asia, Inc. ...................................Delaware
    GM Autoworld Korea Company, Ltd............................Japan
  General Motors Asia Pacific (Pte) Ltd........................Singapore
  General Motors Asia Pacific Holdings, LLC....................Delaware
  General Motors Automobiles Philippines, Inc..................Philippines
  General Motors de Argentina S.A..............................Argentina
  General Motors do Brasil Ltda. ..............................Brazil
    Banco General Motors S.A...................................Brazil
      Consorcio Nacional GM Ltda...............................Brazil
    Brazauto Industria e Comercio Ltda.........................Cayman Islands
    Brazauto Trading (Cayman) Limited..........................Cayman Islands
    Compass Investimentos e Participacoes Ltda.................Brazil
    GM Factoring Sociedade de Fomento Comercial Ltda. .........Brazil
  General Motors of Canada Limited (Active)....................Canada
    MOWAG Motorwagenfabrik AG..................................Switzerland
    Saab Automobile AB.........................................Sweden
      Saab Financial Auto Receivables Corp III.................Delaware
  General Motors Chile S.A., Industria Automotriz..............Chile
  General Motors China, Inc. ..................................Delaware
    General Motors Warehousing and Trading (Shanghai) Co. Ltd..China
    General Motors (China) Investment Company Limited..........China
    TaiJin International Automotive Distribution Co., Ltd......Taiwan
  General Motors Colmotores, S.A...............................Colombia
  General Motors Commercial Corporation........................Delaware
  General Motors Coordination Center N.V.......................Belgium
  General Motors del Ecuador S.A...............................Ecuador
  General Motors Europe AG.....................................Switzerland
  General Motors Export Corporation............................Delaware
  General Motors Foreign Sales Corporation.....................Virgin Islands
    General Motors Finance (Barbados) Ltd......................Barbados
  General Motors Global Industries Co. Ltd. ...................Taiwan
  General Motors Holding Espana, S.A...........................Spain
    Opel Espana de Automoviles, S.A............................Spain
    Opel Polska Sp. z oo.......................................Poland
  General Motors Holdings (U.K.) Limited.......................England
    Fit4Fleet Holdings (U.K.) Limited..........................England
      Fit4Fleet Limited........................................England
    General International (UK) Limited.........................England
    General Motors Acceptance Corporation (U.K.) plc...........England
      General Motors Acceptance Corporation (U.K.) Finance plc.England
      GMAC Leasing (U.K.) Limited..............................England
      GMAC Leasing (U.K.) (No. 1) Limited......................England
      GMAC Leasing (U.K.) (No. 2) Limited......................England
      GMAC Leasing (U.K.) (No. 3) Limited......................England
    IBC Vehicles Limited.......................................England
    Millbrook Land and Co. Ltd. ...............................England
    Millbrook Pension Management Ltd...........................England
    Millbrook Proving Ground Ltd. .............................England
    VHC Sub-Holdings (UK)......................................England
      Vauxhall Motors (Finance) Plc............................England
      Vauxhall Motors Limited..................................England
  General Motors India Private Limited.........................India
  General Motors Indonesia, Inc. ..............................Delaware
  General Motors Interamerica Corporation......................Delaware
  General Motors International Operations, Inc. ...............Delaware
  General Motors Investment Management Corporation.............Delaware
  General Motors Investment Services Company N.V. .............Belgium
  General Motors Japan Ltd. ...................................Japan
  General Motors Kenya Limited.................................Kenya
  General Motors Korea, Inc....................................Delaware
    GM Korea Co., Ltd..........................................Korea

                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                                                                 State or
                                                               Sovereign Power
           Name of Subsidiary                                  of Incorporation
           ------------------                                  ----------------

  General Motors Nederland B.V. ...............................Netherlands
    Allison Transmission Europe B.V. ..........................Netherlands
    General Motors Yugoslavia, d.o.o. .........................Yugoslavia
    Opel C&S spol. s.r.o. .....................................Czech Republic
    Opel Nederland B.V. .......................................Netherlands
  General Motors Nordiska AB...................................Sweden
  General Motors Norge AS......................................Norway
  General Motors Nova Scotia Finance Company...................Canada
  General Motors Nova Scotia Investments Ltd...................Canada
  General Motors Overseas Corporation..........................Delaware
    GMOC Administrative Services Corporation...................Delaware
    GMOC Australia Pty. Ltd. ..................................Australia
    General Motors Overseas Commercial Vehicle Corporation.....Delaware
    General Motors Venezolana, C.A. ...........................Venezuela
    Holden Ltd.................................................Australia
      General Motors-Holden's Sales Pty Limited................Australia
    Lidlington Engineering Company, Ltd. ......................Delaware
    Truck and Bus Engineering U.K., Limited....................Delaware
  General Motors Overseas Distribution Corporation.............Delaware
    GMODC Finance N.V. ........................................Netherlands
                                                                Antilles
  General Motors Peru S.A. ....................................Peru
  General Motors Receivables Corporation.......................Delaware
  General Motors (Thailand) Ltd. ..............................Thailand
  General Motors Trust Company.................................New Hampshire
  General Motors Uruguay, S.A. ................................Uruguay
  General Motors U.S. Trading Corp. ...........................Nevada
  Hughes Electronics Corporation...............................Delaware
    Baja Hughes S. de R.L. de C.V..............................Mexico
    DIRECTV Broadband, Inc.....................................Delaware
      Aspen Internet Systems, Inc..............................California
      PDO Communications, Inc..................................California
    DIRECTV Global, Inc........................................Delaware
      DIRECTV Global Digital Media, Inc........................Delaware
    DIRECTV Enterprises, Inc...................................Delaware
      DIRECTV Customer Services, Inc...........................Delaware
      DIRECTV, Inc.............................................California
      DIRECTV Merchandising, Inc...............................Delaware
      DIRECTV Operations, Inc..................................California
      USSB II, Inc.............................................Minnesota
    First HNS Mauritius , Ltd..................................Mauritius
      Kellerton Corporation....................................Virgin Islands
    HNS-Clairtel CP, Inc.......................................Delaware
    HNS-India, Inc.............................................Delaware
      HNS-Mauritius Holdings...................................Mauritius
    HNS India Private Limited (India)..........................India
    HNS-India VSAT, Inc........................................Delaware
    HNS-Shanghai, Inc..........................................Delaware
      Shanghai Hughes Network Systems Co., Ltd.................China
    Hughes Aircraft Holdings Canada Ltd........................England
    Hughes-Avicom International, Inc...........................California
    Hughes do Brasil Electronics e Comunicacoes S.A............Brazil
    Hughes Electronics Foreign Sales Corporation...............Barbados
    Hughes Electronics International Corporation...............Delaware
    Hughes Electronics Realty, Inc.............................Delaware
    Hughes Electronics Systems International...................California
    Hughes Foreign Sales Corporation...........................Virgin Islands
    Hughes International de Mexico, S.A. de C.V. ..............Mexico
      HNS de Mexico, S.A. de C.V...............................Mexico
    Hughes Investment Management Company.......................California
    Hughes Network Systems Europe S.r.L........................Italy
    Hughes Network Systems France S.a.r.L......................France

                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                                                                   State or
                                                               Sovereign Power
           Name of Subsidiary                                  of Incorporation
           ------------------                                  ----------------

    Hughes Network Systems, Inc................................Delaware
    Hughes Network Systems International Service Company.......Delaware
    Hughes Network Systems Limited.............................England
      HOT Telecommunications, N.V..............................Netherlands
    Hughes Telecommunications & Space Company..................Delaware
      Hughes Communications, Inc...............................California
      Hughes Global Services, Inc..............................Delaware
    Interactive Distance Learning, Inc.........................Delaware
      One Touch Systems, Inc...................................California
    P.T. Hughes Network Systems Co., Ltd.......................Indonesia
  Holden New Zealand Limited...................................New Zealand
    General Motors New Zealand Pensions Limited................New Zealand
  IBC Pension Trustees Limited.................................England
  IBC Vehicles (Distribution) Limited..........................England
  Jennings Motors, Inc.........................................Delaware
  Metal Casting Technology, INC................................Delaware
  Motors Enterprise, Inc.......................................Delaware
  Motors Holding San Fernando Valley, Inc......................Delaware
  Multiple Dealerships Holdings of Albany, Inc.................Delaware
    GMRH Kansas City, Inc......................................Delaware
    GMRH Philadelphia, Inc.....................................Delaware
    GMRH Pittsburgh, Inc.......................................Delaware
    GMRH Seattle, Inc..........................................Delaware
    GMRH St. Louis, Inc........................................Delaware
    GMRHLA, Inc................................................Delaware
  Omnibus BB Transportes, S. A.................................Ecuador
    HOLDCORP S.A...............................................Ecuador
  OnStar Corporation...........................................Delaware
  Opel Austria GmbH............................................Austria
  Opel Belgium N.V. ...........................................Belgium
  Opel Ireland Limited.........................................Ireland
  Opel Italia S.p.A............................................Italy
  Opel Oy......................................................Finland
  Opel Portugal - Comerico e Industria de Veiculos S.A.........Portugal
  Opel Suisse S.A. ............................................Switzerland
    GM-Saab Communication GmbH.................................Switzerland
  Pims Co......................................................Delaware
  Premier Investment Group, Inc................................Delaware
  PT General Motors Indonesia..................................Indonesia
  Radiadores Richard, S.A......................................Argentina
  Renaissance Center Management Company........................Michigan
  Riverfront Development Corporation...........................Delaware
  Riverfront Holdings, Inc.....................................Delaware
  Riverfront Holdings Phase II, Inc............................Delaware
  Saab Automobile Powertrain AB................................Sweden
  Saab Cars USA, Inc...........................................Connecticut
  Saab Cars Holding Corp.......................................Delaware
  Saab Opel Sverige AB.........................................Sweden
  Saturn Corporation...........................................Delaware
    Daniels/Florida Automotive Group, LLC......................Delaware
    East Bay Auto Group, LLC...................................Delaware
    LDG Acquisition Corporation................................Texas
    Saturn Distribution Corp...................................Delaware
    Smith/Florida Group, LLC...................................Delaware
  Saturn County Bond Corporation...............................Delaware
  Sistemas de Compra Programada Chevrolet, CA..................Venezuela
  TX Holdco, LLC...............................................Delaware
  WRE, Inc.....................................................Michigan
    Grand Pointe Holdings, Inc. ...............................Michigan

  342 directly or indirectly owned subsidiaries

                 GENERAL MOTORS CORPORATION AND SUBSIDIARIES


Companies not included in the Registrant's consolidated financial statements, for which no financial statements are submitted:
   39 other directly or indirectly owned domestic and foreign subsidiaries
      6 active subsidiaries
     33 inactive subsidiaries
   10 fifty-percent owned companies and 64 less than fifty-percent owned companies the investments in which are accounted for by the equity method.

In addition, the Registrant owns 100% of the voting control of the following companies:
   275 dealerships, including certain dealerships operating under dealership assistance plans, engaged in retail distribution of General Motors products
        201 dealerships operating in the United States
         74 dealerships operating in foreign countries



                                  * * * * * * *



The number of dealerships operating under dealership assistance plans decreased by a net of 12 during 2001.

Companies not shown by name, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

During 2001, there were changes in the number of subsidiaries and companies of the Registrant, as follows:

      4 directly and 47 indirectly owned domestic subsidiaries, and 3 directly and 68 indirectly owned foreign subsidiaries were organized or acquired. 1 directly and 12 indirectly owned domestic subsidiaries, and 11 indirectly owned foreign subsidiaries were dissolved, sold, or spun-off. 1 domestic and 1 foreign 50% owned company were organized or acquired. A less than 50% interest was acquired in 28 companies, while interests in 8 less than 50% owned companies were terminated. 3 indirectly owned foreign subsidiaries went from 50% owned to greater than 50% owned. 1 domestic and 3 foreign companies moved from GMAC owned to GMC owned. 4 indirectly owned foreign companies were placed on the inactive list. 1 indirectly owned company went from inactive to 50% owned. 1 foreign less than 50% owned company moved to inactive. 2 domestic and 12 foreign companies moved from active to inactive companies. 1 domestic and 9 foreign companies changed ownership. There were 23 company name changes in domestic and foreign subsidiaries.


                                  * * * * * * *